Exhibit 4.5
COMMON STOCK COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO II OR NEW YORK, N.Y.
UAL CORPORATION
UAL CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT COMPUTERSHARE SHAREHOLDER CUSIP 902549 80 7 SERVICE SPECIMEN CERTIFICATE SEE REVERSE FRO CERTAIN DEFINITIONS
is the owner of ONE
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF UAL Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be subject to all of the provisions of the Certificate of Incorporation as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the signatures of its duly authorized officers.

UAL CORPORATION
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT		Custodian
			(Cust)		(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT		Custodian (until age )
	and not as tenants in common		(Cust)		(Minor)

under Uniform Transfers to Minors Act
(State)
          Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature:

Signature:

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.

The state of UAL Corporation Common Stock represented by this Certificate are issued pursuant to the Plan of Reorganization for UAL Corporation, as confirmed by the United States Bankruptcy Court for the Northern District of Illinois. The transfer of securities represented hereby is subject to restriction pursuant to Article Fourth, Part VI, Sections 5, 6 and 7 of the Restated Certificate of Incorporation of UAL Corporation. UAL Corporation will furnish a copy of its Restated Certificate of Incorporation to the holder of record of this Certificate without charge upon written request addressed to UAL Corporation at its principal place of business.
The shares of UAL Corporation Common Stock represented by this certificate are subject to voting restrictions with respect to shares held by persons or entities that fail to qualify as a “citizen of the United States” as the term is defined in Section 40102(a)(15) of Title 49 of the United States Code. Such voting restrictions are contained in the Restated Certificate of UAL Corporation, as the same may be amended or restated from time to time. A complete and correct copy of the Restated Certificate of Incorporation shall be furnished free of charge to the holder of such shares of Common Stock upon written request to the Secretary of UAL Corporation.
SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.